AXA PREMIER VIP TRUST

SUPPLEMENT DATED OCTOBER 1, 2007 TO THE PROSPECTUS DATED

MAY 1, 2007, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about (1) a change in investment sub-advisers for the Multimanager Small Cap Growth Portfolio and (2) a change in address for an existing sub-adviser of the Trust.

*****

New Adviser for the Multimanager Small Cap Growth Portfolio (the “Portfolio”)

Effective on or about October 1, 2007, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Bear Stearns Asset Management, Inc. (“Bear Stearns”) as a sub-adviser to an allocated portion of the Portfolio with Wells Capital Management, Inc. (“Wells Capital”) pursuant to an Interim Investment Advisory dated October 1, 2007. Wells Capital will serve as sub-adviser pursuant to the Interim Investment Advisory Agreement for 150 days or until a new Investment Advisory Agreement is approved by the Board of Trustees of the Trust.

Wells Capital currently serves as sub-adviser to another allocated portion of the Portfolio. It is anticipated that the Wells Capital Growth Equity Team (“Growth Equity Team”) will provide portfolio management services to the additional allocated portion of the Portfolio (“New Wells Allocated Portion”). The principal risks of investing in the Portfolio are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

No one person is principally responsible for making investment recommendations for the Portfolio. The members of the Growth Equity Team with the most significant responsibility for the day-to-day management of the New Wells Allocated Portion are listed below.

Brandon M. Nelson, CFA – Managing Director and Senior Portfolio Manager – Mr. Nelson joined Wells Capital in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since 1996 and since October 2000, he has managed equity accounts.

Thomas C. Ognar, CFA – Managing Director and Senior Portfolio Manager – Mr. Ognar joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and institutional accounts since 2001.

Bruce C. Olson, CFA – Managing Director and Senior Portfolio Manager – Mr. Olson joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, he was a portfolio manager with Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998.

Kevin Gaughan, CFA – Managing Director, Senior Portfolio Manager and Product Specialist – Mr. Gaughan joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, he was a portfolio manager with Strong Capital Management, Inc. and has over 25 years of experience in the investment industry. He has specific responsibility in economic and sector research and also serves as the product specialist for Wells Capital’s Small Cap and Mid Cap Equity teams.

Wells Capital is located at 525 Market Street, San Francisco, California 94105. Wells Capital is a wholly owned subsidiary of Wells Fargo Bank, N.A. As of June 30, 2007, Wells Capital had approximately $200 billion in assets under management.

*****

Change of Address for ClearBridge Advisors, LLC (“ClearBridge”)

Effective October 1, 2007, the address for ClearBridge, a sub-adviser to an allocated portion of the Multimanager Aggressive Equity Portfolio, is as follows:

620 Eighth Avenue

New York, New York 10018